ITEM 77.Q.3

(a)(i)    Not applicable.

(a)(ii) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(a)(iii)  The  Certifications  of  each  principal  executive  officer  and
          principal   financial   officer  required  by  Rule  30a-2  under  the
          Investment Company Act of 1940 is attached below.

                        LORD ABBETT LARGE-CAP GROWTH FUND

                                 CERTIFICATIONS



I, Joan A. Binstock, certify that:

     1. I have reviewed this report on Form N-SAR of Lord Abbett Large-Cap Growth Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of and for, the periods presented in this report.


Dated:  September 26, 2002


                                      /s/ Joan A. Binstock
                                      Joan A. Binstock,
                                      Chief Financial Officer and Vice President

                       LORD ABBETT LARGE-CAP GROWTH FUND

                                 CERTIFICATIONS



I, Robert S. Dow, certify that:

     1. I have reviewed this report on Form N-SAR of Lord Abbett Large-Cap Growth Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of and for, the periods presented in this report.


Dated:  September 26, 2002


                                        /s/ Robert S. Dow
                                        Robert S. Dow
                                        Chief Executive Officer,
                                        Chairman and President